As filed with the Securities and Exchange Commission on August 27, 2002
                          Registration No. 333-________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              VISUAL NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

                Delaware                                52-1837515
    (State or other jurisdiction of         (I.R.S. Employer Identification No.)
     incorporation or organization)

           2092 Gaither Road
          Rockville, Maryland                             20850
(Address of principal executive offices)                (Zip code)

             Visual Networks, Inc. 1999 Employee Stock Purchase Plan
                          (As Amended, January 9, 2002)
                              (Full title of plan)

      (Name, address and telephone
     number of agent for service:)                      (Copy to:)
            John H. Saunders                    Nancy A. Spangler, Esquire
 Chief Financial Officer and Treasurer               Piper Rudnick LLP
                                               1775 Wiehle Avenue, Suite 400

         Visual Networks, Inc.                    Reston, Virginia 20190
           2092 Gaither Road                          (703) 773-4000
       Rockville, Maryland 20850
             (301) 296-2300

                         CALCULATION OF REGISTRATION FEE

====================================================================================================================
                                                               Proposed           Proposed
                                            Amount             Maximum            Maximum            Amount of
                                             to be             Offering          Aggregate         Registration
Title of Securities to be Registered     Registered(1)    Price Per Unit(2)  Offering Price(2)       Fee(2)(3)
--------------------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value              1,000,000            $0.825          $825,000.00           $76.00
--------------------------------------------------------------------------------------------------------------------

(1) An aggregate of 2,150,000 shares of Common Stock may be offered or issued pursuant to the Visual Networks, Inc. 1999 Employee Stock Purchase Plan (As Amended, January 9, 2002), 400,000 of which were previously registered on Form S-8 (File No. 333-85031), 750,000 of which were previously registered on Form S-8 (File No. 333-62868), and 1,000,000 of which are being registered on this Registration Statement.

(2) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(c) and (h). The proposed maximum offering price per share, proposed maximum aggregate offering price and the amount of the registration fee are based on the average of the high and low prices of Visual Networks, Inc. Common Stock reported on the Nasdaq Small Cap Market on August 19, 2002 (i.e., $0.825).

(3) Pursuant to General Instruction E of Form S-8, the registration fee is calculated with respect to the additional securities registered on this Registration Statement only.

                     INCORPORATION OF DOCUMENTS BY REFERENCE

      In accordance with General Instruction E to Form S-8, the contents of the Registration Statements filed by Visual Networks, Inc. (the "Corporation" or the "Registrant") with the Securities and Exchange Commission (the "Commission") (File Nos. 333-85031 and 333-62868), with respect to securities offered pursuant to the Corporation's 1999 Employee Stock Purchase Plan, are hereby incorporated by reference.

      All documents filed by the Corporation pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment that indicates that all securities offered have been sold or that deregisters all securities remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing such documents.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this Registration Statement.

                                    EXHIBITS

EXHIBIT
NUMBER                       DESCRIPTION
------                       -----------

4.1 Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Corporation's Quarterly Report on Form 10-Q for the three months ended June 30, 1999 (File No. 000-23699))

4.1.1 Certificate of Amendment to the Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1.1 to the Corporation's Registration Statement on Form S-4 (File No. 333-33946))

4.2                          Restated Bylaws (incorporated by reference to
                             Exhibit 3.2 to the Corporation's Registration Statement on Form S-1, as amended (File No. 333-41517))

4.3 Visual Networks, Inc. 1999 Employee Stock Purchase Plan (As Amended, January 9, 2002) (incorporated by reference to Appendix A to the Corporation's Proxy Statement on Form DEF 14A filed April 24, 2002 (File No. 000-23699))

5.1 Opinion of Piper Rudnick LLP, counsel for the Registrant, regarding the legal validity of the shares of Common Stock being registered for issuance under the Plan (filed herewith)

23.1                         Consent of Counsel (contained in Exhibit 5.1)

23.2*                        Consent of Independent Public Accountants

24.1                         Power of Attorney (filed herewith)

*After reasonable effort, Visual has not been able to obtain the consent of Arthur Andersen LLP ("Andersen") to the incorporation by reference of Andersen's report in this registration statement, and Visual has dispensed with the requirement to file Andersen's consent in reliance on Rule 437(a) promulgated under the Securities Act of 1933 (the "Securities Act"). Because Andersen has not consented to the incorporation by reference of Andersen's report in this registration statement, stockholders will not be able to recover against Andersen under Section 11 of the Securities Act for any untrue statements of a material fact contained in the financial statements audited by Andersen incorporated by reference herein or any omissions to state a material fact required to be stated therein.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 22nd day of August, 2002.

                                  VISUAL NETWORKS, INC.


                                  By:    /s/ Elton R. King
                                     -------------------------------------
                                     Elton R. King
                                     President and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Administrator of the Visual Networks, Inc. 1999 Employee Stock Purchase Plan (As Amended, January 9, 2002) has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Reston, Commonwealth of Virginia, on the 22nd day of August, 2002.

                                  VISUAL NETWORKS, INC.
                                  1999 Employee Stock Purchase Plan
                                  (As Amended, January 9, 2002)

                                  All the members of the
                                  Compensation Committee of
                                  the Board of Directors of
                                  Visual Networks, Inc.


                                  By:  /s/ Nancy A. Spangler
                                     -------------------------------------
                                     Nancy A. Spangler
                                     Attorney-In-Fact

         Pursuant to the requirements of the Securities Act of 1933, this Form S-8 Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                                     Title                                        Date
---------                                                     -----                                        ----
/s/ Elton R. King                             President and Chief Executive Officer                  August 22, 2002
---------------------
Elton R. King                                     (Principal Executive Officer)

/s/ John H. Saunders                          Chief Financial Officer and Treasurer                  August 23, 2002
---------------------
John H. Saunders                           (Principal Financial and Accounting Officer)

      A majority of the Board of Directors (Scott E. Stouffer, Peter J. Minihane, George Michael Cassity, Mark F. Benson, Ted H. McCourtney and William
J. Smith).


Date:                    August 22, 2002        By:  /s/ Nancy A. Spangler
                                                   ----------------------------
                                                   Nancy A. Spangler
                                                   Attorney-In-Fact

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                       DESCRIPTION
------                       -----------

4.1 Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Corporation's Quarterly Report on Form 10-Q for the three months ended June 30, 1999 (File No. 000-23699))

4.1.1 Certificate of Amendment to the Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1.1 to the Corporation's Registration Statement on Form S-4 (File No. 333-33946))

4.2                          Restated Bylaws (incorporated by reference to
                             Exhibit 3.2 to the Corporation's Registration Statement on Form S-1, as amended (File No. 333-41517))

4.3 Visual Networks, Inc. 1999 Employee Stock Purchase Plan (As Amended, January 9, 2002) (incorporated by reference to Appendix A to the Corporation's Proxy Statement on Form DEF 14A filed April 24, 2002 (File No. 000-23699))

5.1 Opinion of Piper Rudnick LLP, counsel for the Registrant, regarding the legal validity of the shares of Common Stock being registered for issuance under the Plan (filed herewith)

23.1                         Consent of Counsel (contained in Exhibit 5.1)

23.2*                        Consent of Independent Public Accountants

24.1                         Power of Attorney (filed herewith)